UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:  June 22, 2004

Commission File Number 000-31249

CRITICAL HOME CARE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	88-0331369
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. Number)

26777 CENTRAL PARK BLVD., SUITE 200 SOUTHFIELD, MI	48076
(Address of principal executive offices)	Zip Code

Registrant's telephone no.: 248-352-7530

            Critical Home Care, Inc. (the “Company”) amends Form 8-K filed on June 29, 2004 (which Form 8-K was amended by Form 8-K/A filed on June 30, 2004 and was further amended by Form 8-K/A filed on July 1, 2004) to amend Item 7 by withdrawing and replacing Exhibit 99.2 therein with Exhibit 99.2 attached to this Form 8-K/A.  The withdrawal and replacement of Exhibit 99.2 as described herein is the sole amendment made by this Form 8-K/A to Form 8-K filed on June 29, 2004 and Forms 8-K/A filed on June 30, 2004 and July 1, 2004.

            Exhibit 99.2 to Form 8-K/A filed by the Company on July 1, 2004 is a draft letter which the Company requested that its former accountants, Marcum & Kliegman LLP, sign and mail to the Commission.  Exhibit 99.2 to Form 8-K/A filed by the Company on July 1, 2004 is hereby withdrawn and replaced with Exhibit 99.2 attached to this Form 8-K/A.  Exhibit 99.2 to this Form 8-K/A is the unsigned form of letter which the Company requests that Marcum & Kleigman LLP execute and mail to the Commission.

            Except for the amendment to Exhibit 99.2 of Item 7 as described above, all other Items contained in Form 8-K filed on June 29, 2004, as amended by Forms 8-K/A filed on June 30, 2004 and July 1, 2004, are restated below without change.  The Items restated herein without change include the amendment made by Form 8-K/A filed on July 1, 2004.  Form 8-K/A filed on July 1, 2004 corrected an omission in Form 8-K/A filed on June 30, 2004 which amended Form 8-K filed by the Company on June 29, 2004.  The sole amendment made by Form 8-K/A filed June 30, 2004 was the withdrawal, replacement and restatement of Item 4(a) as it appeared in Form 8-K filed on June 29, 2004.  In addition, Form 8-K/A filed on June 30, 2004 was intended to restate, without change, all other Items contained in Form 8-K filed by the Company on June 29, 2004, including Item 4(b).  Form 8-K/A filed on June 30, 2004 omitted the restatement of Item 4(b) contained in Form 8-K filed by the Company on June 29, 2004.

Item 4.            Changes in Registrant's Certifying Accountant

(a)        Previous Independent Accountants

            The Board of Directors and Audit Committee of Critical Home Care, Inc. adopted resolutions on June 22, 2004 dismissing Critical Home Care, Inc.’s independent accountant, Marcum & Kliegman LLP.  Marcum & Kliegman LLP was notified of its dismissal on June 30, 2004.  The reports of Marcum & Kliegman LLP on the consolidated financial statements of Critical Home Care, Inc. as of September 30, 2003 and the year then ended contained a qualified opinion as to substantial doubt about the ability of Critical Home Care, Inc. to continue as a going concern.  The reports of Grassi & Co., CPAs, P.C. on the consolidated financial statements of Critical Home Care, Inc., as of September 30, 2002 and December 31, 2001 for the nine months and year then ended contain no adverse opinions or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principle (as stated in the SEC Form 8-K filed by Critical Home Care, Inc. and dated May 7, 2003, which Form 8-K is hereby incorporated by this reference and attached as Exhibit 99.1).

            In connection with Marcum & Kliegman LLP’s audit of the consolidated financial statements of Critical Home Care, Inc. as of September 30, 2003 and the year ended, there has been no disagreement with Marcum & Kliegman LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman LLP, would have caused it to make reference thereto in its report on consolidated financial statements for such period.  Critical Home Care, Inc. has requested that Marcum & Kliegman LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.  Such letter is attached as Exhibit 99.2 (note that the SEC Form 8-K dated June 29, 2004 was incorrect insofar as it represented that a signed letter had been obtained from Marcum & Kliegman LLP).

            In connection with Grassi & Co., CPAs, P.C.’s audit of the consolidated financial statements of Critical Health Care as of September 30, 2002 and December 31, 2001 for the nine months and year then ended, and during the interim period between October 1, 2002 and May 2, 2003, there has been no disagreements with Grassi & Co., CPAs, P.C. on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi & Co., CPAs, P.C., would have caused it to make reference thereto in its report on consolidated financial statements for such period.  See SEC Form 8-K filed by Critical Home Care, Inc. and dated May 7, 2003 (attached as Exhibit 99.1).

            None of the events described in Regulation S-K 304(a)(1)(v) occurred during the most recent two fiscal years and the period subsequent to June 22, 2004.

(b)       New Independent Accountants

            The Board of Directors of Critical Home Care, Inc., with the approval of the Audit Committee of the Board of Directors, engaged BDO Seidman, LLP as the Company’s new independent accountants as of June 22, 2004.  During the fiscal year ended on September 30, 2003, the nine months and year ended on December 31, 2002, and during the interim period ended on June 22, 2004, Critical Home Care, Inc. did not consult with BDO Seidman, LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed, on the type of audit opinion that might be rendered on Critical Home Care, Inc.'s consolidated financial statements, or on any other matter that was either the subject of a disagreement or a reportable event.

Item 5.            Other Events

(a)        Change in Principal Executive Offices

            Effective June 22, 2004, Critical Home Care, Inc. changed its principal executive offices from Westbury, New York to 26777 Central Park Boulevard, Suite 200, Southfield, Michigan, 48076.

(b)        Resident Agent and Registered Office in Michigan

            Effective June 22, 2004, Critical Home Care, Inc. appointed Michael D. Gibson as its resident agent in Michigan.  Effective June 22, 2004, Critical Home Care, Inc. designated the location of its registered office in Michigan as 500 Woodward Avenue, Suite 2500, Detroit, Michigan 48226.

(c)       Appointment to Board of Directors

            Effective June 15, 2004, John T. Thornton was appointed to the Board of Directors of Critical Home Care, Inc.  Mr. Thornton will also serve as Chairman of the Company’s Audit Committee.  The other Audit Committee members are Mitchell Cooper, a director of Critical Home Care, Inc., and Larry Kuhnert, President and Chief Operating Officer of Critical Home Care, Inc. and a director.

            A press release by which the Company intends to announce these matters is attached as Exhibit 99.3 and is incorporated herein by this reference.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1            SEC Form 8-K Dated May 7, 2004 Related to Item 4.
Exhibit 99.2            Marcum & Kliegman LLP Letter Related to Item 4.
Exhibit 99.3            Press Release Related to Item 5.

Item 8.           Change in Fiscal Year

            On June 22, 2004, the Board of Directors of Critical Home Care, Inc. adopted a resolution approving a change in the Company's fiscal year end to March 31, effective as of March 31, 2004.  Previously, the Company maintained a fiscal year ending on September 30 and fiscal quarters ending on December 31, March 31, and June 30.  The Company's current quarterly period will end on June 30, 2004, with subsequent quarterly periods ending on September 30, 2004 and December 31, 2004.  The Company intends to file an annual report on Form 10-KSB for the transition period from October 1, 2003 through March 31, 2004.  Form 10-KSB is required to be filed with the Securities and Exchange Commission on or before September 20, 2004.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Critical Home Care, Inc. By: /s/ John E. Elliott II

Its: Chairman of the Board and Chief Executive Officer